Goodwill and Intangible Assets, Net - Schedule of Estimated Future Amortization Expense Related to Finite Intangible Assets (Detail) - Rocket Lab USA, Inc. - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020
Finite-Lived Intangible Assets [Line Items]
2021 (for the remaining period)	$ 1,849
2021	2,159	$ 2,353
2022	1,783	2,040
2023	1,609	1,717
2024	1,507	1,533
Thereafter	2,085
2025		1,484
Thereafter		2,112
Total	$ 10,992	$ 11,239